YOUR FUND'S OBJECTIVE:

THE  FRANKLIN  REAL ESTATE  SECURITIES  FUND SEEKS TO MAXIMIZE  TOTAL  RETURN BY
INVESTING IN SECURITIES OF COMPANIES IN THE REAL ESTATE INDUSTRY, PRIMARILY EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS).

Equity real estate investment trusts (REITs) are real estate companies that own and manage income-producing properties such as apartments or hotels. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management teams and generally concentrate on a specific geographic region and property type.


April 30, 1997

Dear Shareholder:

We are pleased to bring you this annual report for the Franklin Real Estate Securities Fund, which covers the fiscal year ended April 30, 1997.

During the 12 months under review, the U. S. real estate market performed well, as robust economic growth and limited new property development helped drive occupancy and rental rates higher. Additionally, cost savings from consolidation and growing economies of scale had a positive impact on real estate stocks, contributing to positive cash flow growth for most equity REITs in 1996. Although real estate fundamentals remained strong in early 1997, prices of real estate stocks fell slightly after the Federal Reserve Board raised the federal funds rate, from 5.00% to 5.25%, on March 25. Within this environment, the fund's Class I shares delivered a one-year total return of +25.97%, as discussed in the Performance Summary on page 6, outperforming the Standard & Poor's 500(R) Stock Index, which posted a total return of +25.11%.*

Market capitalization and liquidity of equity REITs have increased significantly over the past several years, as investors have been attracted by the strong real estate market. In fact, REITs now represent approximately 8.4% of the Russell 2000(R) Index of small capitalization companies. Even though large, public real estate companies are beginning to play an important role in the industry, it remains highly fragmented, and operating results are directly related to property management capabilities, local economic conditions, and the development of competing space. These factors are the driving force behind our long-term investment strategy of focusing on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with the ability to add value through intensive property management and strong capital markets experience. In keeping with this strategy, we maintained the majority of the fund's investments in hotel, apartment, industrial, office, and self-storage properties, where we anticipate the strongest cash flow growth, as well as the most favorable supply and demand fundamentals.


*The Standard & Poor's 500 Stock Index is an index of widely held common stocks covering a variety of industries. This index, calculated by Standard & Poor's(R), is a total return index with dividends reinvested. One cannot invest directly in an index.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT


At the end of the reporting period, the hotel sector was the fund's largest property-type weighting, representing 19.9% of total net assets. Available hotel rooms have become scarce in many cities across the country, often causing business travelers to alter plans or stay in less desirable accommodations. This contributed to the excellent operating results, attractive valuations, and significant consolidation activity, which made hotels our strongest performing sector. During the period, we initiated positions in CapStar Hotel Company, Candlewood Hotel Company, Inc., and Prime Hospitality Corporation. At the high-end of the hotel/resort segment, we purchased shares in Vail Resorts, Inc. We also added to core holdings such as FelCor Suite Hotels, Inc., Winston Hotels, Inc., and Host Marriott Corporation.


   FRANKLIN REAL ESTATE SECURITIES FUND
   TOP 10 HOLDINGS ON APRIL 30, 1997

   BASED ON TOTAL NET ASSETS

                                          % OF TOTAL
   COMPANY, INDUSTRY                      NET ASSETS

   FelCor Suite Hotels, Inc.                   3.55%
   Hotels

   Host Marriott Corp.                         3.19%
   Hotels

   Equity Residential Properties Trust         3.09%
   Apartments

   CapStar Hotel Co.                           2.94%
   Hotels

   Patriot American Hospitality, Inc.          2.94%
   Hotels

   Simon DeBartolo Group, Inc.                 2.90%
   Retail - Regional Malls

   Public Storage, Inc.                        2.67%
   Storage

   Pacific Retail Trust                        2.45%
   Retail - Community Centers

   Storage Trust Realty                        2.43%
   Storage

   Highwoods Properties, Inc.                  2.27%
   Office

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 13 OF THIS REPORT.


On April 30, 1997, the apartment sector was the fund's second-largest exposure, representing 18.5% of total net assets. We continued to maintain large positions in our core apartment holdings such as Equity Residential Properties Trust, Security Capital Pacific Trust, and Bay Apartment Communities, Inc. We also initiated a position in Security Capital Atlantic, Inc., a southeastern apartment operator focused on the development of mid-priced apartments.

During the fiscal year, we increased the fund's exposure to the office and industrial property sectors by acquiring shares in Arden Realty Group, Inc., Kilroy Realty Corporation, and Meridian Industrial Trust, Inc. These securities were attractively valued, in our opinion, and should generate above-average cash flow growth over the next few years. We also added to Security Capital Industrial Trust, Spieker Properties, Inc., and Highwoods Properties, Inc., because their valuations became attractive due to weakness in office sector securities. As of April 30, 1997, the industrial sector weighting was 10.3% of total net assets, up from 8.6% one year ago, while the office sector represented 6.9% of total net assets, up from 3.9% at the beginning of the reporting period.

Finally, adhering to our disciplined focus on valuation, we realized gains in several securities in the home building, industrial, and hotel sectors. We believed their valuations did not reflectslowing growth rates that could cause weakness in the future.

Looking forward, we are confident about the prospects for real estate securities, particularly equity REITs, because of the unique combination of strong underlying fundamentals, favorable valuations, and attractive growth opportunities they offer. The fund will continue to focus on high-quality real estate companies that are creating significant cash flow and dividend growth.

This discussion reflects the strategies we employed for the fund during the fiscal year, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase and sell for the fund.

Of course, there are special risks involved with investing in a non-diversified fund concentrating in real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. These risks are discussed in the fund's prospectus.

We appreciate your participation in the Franklin Real Estate Securities Fund and welcome your comments or suggestions.

Sincerely,


Charles B. Johnson
Chairman of the Board
Franklin Real Estate Securities Fund



PERFORMANCE SUMMARY

CLASS I

The Franklin Real Estate Securities Fund's Class I shares provided a cumulative total return of +25.97% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 8, the fund delivered a cumulative total return of more than 70% since its inception on January 3, 1994.

The price of the fund's Class I shares, as measured by net asset value, increased $2.80, from $12.64 on April 30, 1996, to $15.44 on April 30, 1997.
During the reporting period, shareholders received distributions totaling 36 cents ($0.36) per share in dividend income and 10 cents ($0.10) per share in capital gains, of which 6.2 cents ($0.062) represented short-term gains and 3.8 cents ($0.038) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on the following page compares the performance of the fund's Class I shares since inception with the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Wilshire Real Estate Securities Index. The S&P 500 is a broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire is an index of publicly traded real estate securities, including both REITs and Real Estate Operating Companies.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike the indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performances would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT



FRANKLIN REAL ESTATE SECURITIES FUND

CLASS I
PERIODS ENDED APRIL 30, 1997

                                                                    SINCE
                                                                  INCEPTION
                                         ONE-YEAR   THREE-YEAR    (1/3/94)

   Cumulative Total Return1..........     25.97%       55.77%      70.10%
   Average Annual Total Return2......     20.26%       14.17%      15.73%
   Value of $10,000 Investment3......     $12,026     $14,882      $16,246

                                          4/30/95     4/30/96      4/30/97

   One-Year Total Return4                 -0.48%       24.25%      25.97%


1. Cumulative total returns represent the change in value of an investment over the indicated periods and do not include the sales charge.


2. Average annual total returns represent the average annual change in value of an investment over the indicated periods, and include the 4.5% maximum initial sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include the sales charge.

4. One-year total returns represent the change in value of an investment over the periods ended on the specified dates and do not include the initial sales charge.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


PERFORMANCE SUMMARY

CLASS II

The Franklin Real Estate Securities Fund's Class II shares provided a cumulative total return of +24.94% for the one-year period ended April 30, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges. We always maintain a long-term perspective when managing the fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on the page 11, the fund delivered a cumulative total return of more than 53% since inception on May 1, 1995.

The price of the fund's shares, as measured by net asset value, increased $2.70, from $12.56 on April 30, 1996, to $15.26 on April 30, 1997. During the reporting period, shareholders received distributions totaling 31.3 cents ($0.313) per share in dividend income and 10 cents ($0.10) per share in capital gains, of which 6.2 cents ($0.062) represented short-term gains and 3.8 cents ($0.038) represented long-term gains. Of course, past performance is not predictive of future results. Distributions will vary depending on income earned by the fund, and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses.

The graph on the following page compares the performance of the fund's Class II shares since inception with the Standard & Poor's(R) 500 Stock Index (S&P 500(R)) and the Wilshire Real Estate Securities Index. The S&P 500 is a broad market index consisting of 500 widely held common stocks in a variety of industries, whereas the Wilshire is an index of publicly traded real estate securities, including both REITs and Real Estate Operating Companies.

Of course, such unmanaged market indices have inherent performance differentials in comparison with any fund. Indices do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions or market spreads to buy and sell stocks. Unlike the indices, mutual funds are never 100% invested since they need to keep some cash on hand to redeem shares. The fund's performance figures shown on the graph include the sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to the indices, their performances would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index. Past performance is not predictive of future results.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN REAL ESTATE SECURITIES FUND

CLASS II
PERIODS ENDED APRIL 30, 1997

                                                               SINCE
                                                             INCEPTION
                                                 ONE-YEAR    (5/1/95)

   Cumulative Total Return1                       24.94%      53.94%
   Average Annual Total Return2                   22.67%      23.45%
   Value of $10,000 Investment3                  $12,267     $15,236


1. Cumulative total returns represent the change in value of an investment over the specified periods and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the periods indicated, and include the 1.00% initial sales charge and 1.00% contingent deferred sales charge, applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the indicated periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, the fund's total return would have been lower. The waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


PERFORMANCE SUMMARY

ADVISOR CLASS

The Franklin Real Estate Securities Fund Advisor Class shares provided an aggregate total return of +.98%, from inception on January 1, 1997, through April 30, 1997. The price of the fund's shares, as measured by net asset value, increased $0.15, from $15.30 on January 2, 1997 (day of commencement of sales), to $15.45 on April 30, 1997. Of course, past performance is not predictive of future results.


FRANKLIN REAL ESTATE SECURITIES FUND

ADVISOR CLASS
PERIOD ENDED APRIL 30, 1997

                                           SINCE
                                         INCEPTION
                                         (1/1/97)

Aggregate Total Return*                    .98%


*Aggregate total return represents the change in value of an investment over the indicated period. Since Advisor Class shares have been in existence for less than one year, average annual total returns are not provided.

Note:   Investment  return  and  principal  value  will  fluctuate  with  market conditions. Thus, your shares, when redeemed, may be worth more or less than their initial cost. Past performance is not predictive of future results.

The fund's manager has agreed in advance to waive a portion of its management fees, which increases total return to shareholders. If the manager had not taken this action, the fund's total returns would have been lower. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Trustees.


FRANKLIN REAL ESTATE SECURITIES TRUST

FRANKLIN REAL ESTATE SECURITIES FUND

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, APRIL 30, 1997

                                                                                                        Value
   SHARES                                                                                             (NOTE 1)
                  COMMON STOCKS 93.0%

                  EQUITY REIT - APARTMENTS  18.5%
      95,000      Amli Residential Properties Trust ............................................     $ 2,101,875
     110,000      Bay Apartment Communities, Inc. ..............................................       3,685,000
     120,000      Camden Property Trust ........................................................       3,285,000
     150,000      Equity Residential Properties Trust ..........................................       6,562,500
      90,000      Evans Withycombe Residential, Inc. ...........................................       1,777,500
     110,000      Gables Residential Trust .....................................................       2,722,500
      80,200      Irvine Apartment Communities, Inc. ...........................................       2,145,350
     125,000      Oasis Residential, Inc. ......................................................       2,781,250
      65,000      Post Properties, Inc. ........................................................       2,518,750
     210,000      Security Capital Atlantic, Inc................................................       4,515,000
     160,000      Security Capital Pacific Trust ...............................................       3,640,000
     150,000      Summit Properties, Inc. ......................................................       2,962,500
      40,697      United Dominion Realty Trust, Inc.............................................         559,584
                                                                                                    -------------
                                                                                                      39,256,809
                                                                                                    -------------
                  EQUITY REIT - HEALTH CARE  4.0%
      89,000      Health Care Property Investors, Inc. .........................................       2,948,125
     130,000      Nationwide Health Properties, Inc.............................................       2,600,000
      95,000      Omega Healthcare Investors, Inc...............................................       2,909,375
                                                                                                    -------------
                                                                                                       8,457,500
                                                                                                    -------------
                  EQUITY REIT - HOTELS  11.2%
      92,700      Equity Inns, Inc. ............................................................       1,251,450
     210,000      FelCor Suite Hotels, Inc. ....................................................       7,533,750
     290,000      Patriot American Hospitality, Inc.............................................       6,235,000
     105,000      Starwood Lodging Trust .......................................................       4,042,500
     370,000      Winston Hotels, Inc. .........................................................       4,717,500
                                                                                                    -------------
                                                                                                      23,780,200
                                                                                                    -------------
                  EQUITY REIT - INDUSTRIAL  10.3%
      75,000      Duke Realty Investments, Inc..................................................       2,756,250
     170,000      Liberty Property Trust .......................................................       4,101,250
     180,000      Meridian Industrial Trust, Inc................................................       3,690,000
     230,000      Security Capital Industrial Trust ............................................       4,628,750
     120,000      Spieker Properties, Inc. .....................................................       4,185,000
      80,000      Weeks Corp. ..................................................................       2,510,000
                                                                                                    -------------
                                                                                                      21,871,250
                                                                                                    -------------

                  EQUITY REIT - MIXED PROPERTY TYPE  3.3%
     110,000      Colonial Properties Trust ....................................................     $ 3,121,250
     197,100      Glenborough Realty Trust, Inc. ...............................................       3,892,725
                                                                                                    -------------
                                                                                                       7,013,975
                                                                                                    -------------
                  EQUITY REIT - OFFICE  6.9%
     120,000      Arden Realty Group, Inc.......................................................       2,985,000
      70,000      Beacon Properties Corp. ......................................................       2,161,250
     160,000      Crescent Real Estate Equities, Co.  ..........................................       4,200,000
     155,000      Highwoods Properties, Inc. ...................................................       4,824,375
      22,200      aKilroy Realty Corp. .........................................................         521,700
                                                                                                    -------------
                                                                                                      14,692,325
                                                                                                    -------------
                  EQUITY REIT - RESIDENTIAL COMMUNITIES  3.0%
      25,360      Chateau Properties, Inc. .....................................................         662,530
     131,400      Manufactured Home Communities, Inc.  .........................................       2,759,400
      90,000      Sun Communities, Inc.  .......................................................       2,880,000
                                                                                                    -------------
                                                                                                       6,301,930
                                                                                                    -------------
                  EQUITY REIT - RETAIL - COMMUNITY CENTERS  6.8%
     106,600      Burnham Pacific Properties, Inc...............................................       1,332,500
      70,000      Developers Diversified Realty Corp. ..........................................       2,581,250
     100,000      Kimco Realty Corp. ...........................................................       3,112,500
     433,023      b,dPacific Retail Trust.......................................................       5,196,276
      35,000      Vornado Realty Trust .........................................................       2,226,875
                                                                                                    -------------
                                                                                                      14,449,401
                                                                                                    -------------
                  EQUITY REIT - RETAIL - OUTLET CENTERS  0.7%
      30,700      Chelsea GCA Realty, Inc. .....................................................       1,078,338
      19,400      Tanger Factory Outlet Centers, Inc. ..........................................         485,000
                                                                                                    -------------
                                                                                                       1,563,338
                                                                                                    -------------
                  EQUITY REIT - RETAIL - REGIONAL MALLS  6.2%
     215,000      Simon DeBartolo Group, Inc. ..................................................       6,154,375
     118,000      The Macerich Co. .............................................................       3,068,000
     160,300      The Mills Corp. ..............................................................       4,027,538
                                                                                                    -------------
                                                                                                      13,249,913
                                                                                                    -------------
                  EQUITY REIT - STORAGE  7.0%
     211,000      Public Storage, Inc. .........................................................       5,670,625
     215,000      Storage Trust Realty .........................................................       5,160,000
     110,000      Storage USA, Inc. ............................................................       4,138,750
                                                                                                    -------------
                                                                                                      14,969,375
                                                                                                    -------------
                  HOME BUILDERS  3.2%
      40,000      aBeazer Homes USA, Inc. ......................................................      $  555,000
     130,000      aBelmont Homes, Inc. .........................................................         975,000
     130,000      Clayton Homes, Inc. ..........................................................       1,820,000
      11,000      Kaufman & Broad Homes Corp. ..................................................         152,625
     100,000      aNVR, Inc. ...................................................................       1,275,000
     120,000      aSouthern Energy Homes, Inc. .................................................       1,245,000
      35,000       aU.S. Home Corp. ............................................................         861,875
                                                                                                    -------------
                                                                                                       6,884,500
                                                                                                    -------------
                  HOTELS  8.7%
     385,000      aCandlewood Hotel Co., Inc. ..................................................       3,368,750
     220,000      aCapStar Hotel Co. ...........................................................       6,242,500
     390,000      aHost Marriott Corp. .........................................................       6,776,250
     126,100      aPrime Hospitality Corp. .....................................................       2,096,412
                                                                                                    -------------
                                                                                                      18,483,912
                                                                                                    -------------
                  MIXED PROPERTY TYPE  3.2%
     300,000      aSecurity Capital US Realty ..................................................       4,470,000
     110,000      aVail Resorts, Inc. ..........................................................       2,241,250
                                                                                                    -------------
                                                                                                       6,711,250
                                                                                                    -------------
                        Total Common Stocks (Cost $182,461,661) ................................     197,685,678
                                                                                                    -------------


    FACE
   AMOUNT
                  cRECEIVABLES FROM REPURCHASE AGREEMENTS  8.1%
 $17,443,608      Joint Repurchase Agreements, 5.335%, 05/01/97 (Maturity Value $17,247,092)
                   (Cost $17,244,536)
                    Aubrey G. Lanston & Co., Inc., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 5.00% - 7.50%, 03/31/98 - 10/31/99
                    Barclays de Zoete Wedd Securities, Inc., (Maturity Value $1,673,428)
                     Collateral: U.S. Treasury Notes, 6.25% - 6.375%, 07/31/98 - 04/30/99
                    Bear, Stearns & Co., Inc., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 5.75% - 6.375%, 09/30/97 - 05/15/99
                    Chase Securities, Inc., (Maturity Value $973,354)
                     Collateral: U.S. Treasury Notes, 5.25%, 01/31/01
                    Citicorp Securities, Inc., (Maturity Value $973,354)
                     Collateral: U.S. Treasury Notes, 5.25% - 8.50%, 12/31/97 - 01/31/02
                    Daiwa Securities America, Inc., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 5.25% - 7.875%, 10/31/97 - 12/31/01

                    Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 4.75% - 7.75%, 08/31/98 - 05/31/01
                    Fuji Securities, Inc., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 5.875%, 02/15/00
                    Sanwa Securities (USA) Co., L.P., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 5.375 % - 9.125%, 05/31/98 - 12/31/01
                    UBS Securities L.L.C., (Maturity Value $1,946,708)
                     Collateral: U.S. Treasury Notes, 6.00% - 8.25%, 07/15/98 - 08/15/99 .......    $ 17,244,536
                                                                                                    -------------
                            Total Investments (Cost $199,706,197)101.1% ........................     214,930,214
                            Liabilities in Excess of Other Assets(1.1%).........................      (2,245,404)
                                                                                                    -------------
                            Net Assets100.0% ...................................................    $212,684,810
                                                                                                    =============

                  At April 30, 1997,  the net unrealized  appreciation  based on
                   the  cost  of   investments   for  income  tax   purposes  of
                   $199,706,197 was as follows:
                    Aggregate gross unrealized appreciation for all investments in which there was an
                     excess of value over tax cost .............................................   $  16,970,167
                    Aggregate gross unrealized depreciation for all investments in which there was an
                     excess of tax cost over value .............................................      (1,746,150)
                                                                                                    -------------
                    Net unrealized appreciation ................................................   $  15,224,017
                                                                                                    =============


PORTFOLIO ABBREVIATION:
L.L.C.  -  Limited Liability Corp.
L.P.    -  Limited Partnership
REIT    -  Real Estate Investment Trust
aNon-income producing.
bSee Note 6 regarding restricted securities.
cFace amount for  repurchase  agreements is for the underlying  collateral.  See
Note 1(f) regarding joint repurchase agreement.
dSee note 1(g) regarding securities purchased on a when-issued or delayed delivery basis.

The accompanying notes are an integral part of these financial statements.


FRANKLIN REAL ESTATE SECURITIES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997

Assets:
 Investments in securities, at value (identified cost $182,461,661) .............................   $197,685,678
 Receivables from repurchase agreements, at value and cost.......................................     17,244,536
 Cash ...........................................................................................        483,692
 Receivables:
  Capital shares sold............................................................................      1,572,561
  Dividends .....................................................................................        472,585
  Investment securities sold ....................................................................        333,766
  From affiliates ...............................................................................         32,266
 Other assets ...................................................................................          2,250
                                                                                                    -------------
      Total assets ..............................................................................    217,827,334
                                                                                                    -------------
Liabilities:
 Payables:
  Investment securities purchased
   Regular delivery .............................................................................      2,507,879
   When-issued basis ............................................................................      2,127,996
  Capital shares repurchased ....................................................................        120,309
  Distribution fees .............................................................................        200,309
  Management fees ...............................................................................         87,257
  Shareholder servicing costs ...................................................................         21,000
 Accrued expenses and other liabilities .........................................................         77,774
                                                                                                    -------------
      Total liabilities .........................................................................      5,142,524
                                                                                                    -------------
Net assets, at value ............................................................................   $212,684,810
                                                                                                    =============

Net assets consist of:
 Undistributed net investment income ............................................................    $ 1,651,344
 Net unrealized appreciation on investments .....................................................     15,224,017
 Accumulated net realized gain from investments .................................................        934,164
 Class I capital shares .........................................................................    138,822,327
 Class II capital shares ........................................................................     55,424,821
 Advisor Class capital shares ...................................................................        628,137
                                                                                                    -------------
Net assets, at value ............................................................................   $212,684,810
                                                                                                    =============

Class I shares:
 Net asset value per share*  ($153,520,259/9,942,723 shares outstanding) ........................         $15.44
                                                                                                    =============

 Maximum offering price per share (100/95.5 of $15.44) ..........................................         $16.17
                                                                                                    =============

Class II shares:
 Net asset value per share* ($58,540,006/3,835,085 shares outstanding) ..........................         $15.26
                                                                                                    =============

 Maximum offering price per share (100/99 of $15.26) ............................................         $15.41
                                                                                                    =============

Advisor Class shares:
 Net asset value and offering price per share ($624,545/40,415 shares outstanding) ..............         $15.45
                                                                                                    =============


*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FRANKLIN REAL ESTATE SECURITIES FUND

FINANCIAL STATEMENTS (CONT.)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1997

Investment income:
 Dividends..........................................................................   $4,346,992
 Interest ..........................................................................      676,436
                                                                                     -------------


      Total income .................................................................                   5,023,428
                                                                                                     ------------
Expenses:
 Management fees (Note 5)...........................................................      619,802
 Distribution fees - Class I (Note 5)...............................................      179,021
 Distribution fees - Class II (Note 5)..............................................      252,191
 Shareholder servicing costs (Note 5)...............................................      108,128
 Registration and filing fees.......................................................       93,699
 Reports to shareholders............................................................       43,266
 Professional fees..................................................................        9,906
 Custodian fees.....................................................................          603
 Other..............................................................................       17,182
 Management fees waived by manager (Note 5).........................................     (109,600)
                                                                                     -------------
      Total expenses................................................................                   1,214,198
                                                                                                    -------------
       Net investment income........................................................                   3,809,230
                                                                                                    -------------

Realized and unrealized gain on investments:
 Net realized gain..................................................................                   1,537,098
 Net unrealized appreciation........................................................                  11,595,001
                                                                                                    -------------
Net realized and unrealized gain on investments.....................................                  13,132,099
                                                                                                    -------------
Net increase in net assets resulting from operations................................                 $16,941,329
                                                                                                    =============

The accompanying notes are an integral part of these financial statements.



FRANKLIN REAL ESTATE SECURITIES TRUST

FRANKLIN REAL ESTATE SECURITIES FUND

FINANCIAL STATEMENTS (CONT.)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1997 AND 1996

                                                                                      Year ended          Year ended

                                                                                        4/30/97        4/30/96
                                                                                      ----------     ----------
Increase in net assets:
Operations:
 Net investment income...........................................................     $ 3,809,230    $ 1,165,963
 Net realized gain from security transactions....................................       1,537,098        123,399
 Net unrealized appreciation on investments......................................      11,595,001      4,113,462
                                                                                      ------------    -----------
      Net increase in net assets resulting from operations.......................      16,941,329      5,402,824
Distributions to shareholders:
 From undistributed net investment income (Note 7):
  Class I........................................................................      (1,977,490)      (993,820)
  Class II.......................................................................        (553,996)       (95,584)
 From undistributed realized gain:
  Class I........................................................................        (549,503)            --
  Class II.......................................................................        (176,830)            --
Increase in net assets from capital share transactions (Note 2)..................     159,084,965     18,908,641
                                                                                      ------------    -----------
      Net increase in net assets.................................................     172,768,475     23,222,061
Net assets:
 Beginning of year...............................................................      39,916,335     16,694,274
                                                                                      ------------    -----------
 End of year (including undistributed net investment income
  of $1,651,344 at 4/30/97 and $373,600 at 4/30/96)..............................    $212,684,810    $39,916,335
                                                                                      ============    ===========


The accompanying notes are an integral part of these financial statements.



FRANKLIN REAL ESTATE SECURITIES TRUST

FRANKLIN REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Real Estate Securities Trust (the Trust) is an open-end management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust currently consists of one non-diversified series, Franklin Real Estate Securities Fund (the Fund). The investment objective of the Fund is total return. The Fund will invest primarily in securities of companies operating in the real estate industry.

The Fund offers three classes of shares, Class I, Class II and Advisor Class. Class I shares are sold with a higher front-end sales charge than Class II shares. There is no front-end sales charge for Advisor Class shares. Class I and Class II shares may be subject to a contingent deferred sales charge and all shares have the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1995, at which time all previously outstanding shares became Class I shares. The offering of Advisor Class shares began January 1, 1997.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITIES VALUATION:

Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available and securities restricted as to resale are valued in accordance with procedures established by the Board.

B. INCOME TAXES:

The Fund intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes.

c. SECURITY TRANSACTIONS:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

A portion of the distributions received by the Fund from investments in Real Estate Investment Trust (REIT) securities may be characterized as tax basis return of capital (ROC) distributions, which are not recorded as dividend income, but reduce the cost basis of the REIT securities. ROC distributions exceeding the cost basis of the REIT security are recognized by the Fund as capital gain.



1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REPURCHASE AGREEMENTS:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1997, all outstanding repurchase agreements held by the Fund had been entered into on that date.

g. SECURITIES PURCHASED ON A WHEN-ISSUED BASIS OR DELAYED DELIVERY BASIS:

The Fund may trade securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery date may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Fund has set aside sufficient investment securities as collateral for these purchase commitments.


2. TRUST SHARES

At April 30, 1997, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Trust's shares were as follows:

                                                                   Year ended                  Year ended
                                                                 April 30, 1997              April 30, 1996
                                                               ------------------         ---------------------
Class I Shares:                                              Shares         Amount         Shares        Amount
                                                            ---------     ----------    -----------   ------------
 Shares sold ...........................................   10,056,249    $151,008,579   1,592,210    $19,010,690
 Shares issued in reinvestment of distributions ........      149,042       2,193,888      70,974        833,948
 Shares redeemed .......................................   (2,923,144)    (44,187,776)   (580,330)    (6,918,681)
                                                           -----------   -------------  ----------   ------------
Net increase ...........................................    7,282,147    $109,014,691   1,082,854    $12,925,957
                                                           ===========   =============  ==========   ============

2. TRUST SHARES (cont.)
                                                                   Year ended                  Year ended
                                                                 April 30, 1997              April 30, 1996
                                                               ------------------         --------------------
Class II Shares:                                             Shares        Amount         Shares       Amount
                                                           ----------    ------------    ----------  -----------
 Shares sold ...........................................   3,439,134     $ 51,025,015     498,647    $ 5,965,246
 Shares issued in reinvestment of distributions ........      42,697          622,945       7,698         90,146

 Shares redeemed .......................................    (147,017)      (2,205,823)     (6,084)       (72,708)
                                                           ----------    -------------   ----------  -----------
Net increase ...........................................   3,334,814     $ 49,442,137     500,261    $ 5,982,684
                                                           ==========    =============   ==========  ===========

                                                    Period ended
                                                   April 30, 1997*
                                                --------------------
Advisor Class Shares:                          Shares           Amount
                                              ---------       ----------
 Shares sold .............................       57,886       $ 909,753
 Shares redeemed .........................      (17,471)       (281,616)
                                              ---------       ----------

Net increase .............................       40,415       $ 628,137
                                              =========       ==========

*Effective date of Advisor Class shares was January 1, 1997.

3. DISTRIBUTIONS

At April 30, 1997, for tax purposes, the Fund had accumulated net realized gains of $934,164.

For tax purposes, the aggregate cost of securities and unrealized appreciation are the same as for financial reporting purposes at April 30, 1997.


4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended April 30, 1997 aggregated $156,233,315 and $6,466,397, respectively.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. MANAGEMENT AGREEMENT:

Under the terms of a management agreement, Franklin Advisers, Inc., (Advisers) provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed monthly on the average daily net assets of the Fund as follows:

Annualized Fee Rate    Average Daily Net Assets
-------------------    ---------------------------------------------------
      0.625%           First $100 million
      0.500%           Over $100 million, up to and including $250 million
      0.450%           Over $250 million

Advisers agreed in advance to waive a portion of its management fees, as shown in the Statement of Operations for the year ended April 30, 1997.


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. MANAGEMENT AGREEMENT: (CONT.)

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Fund. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Fund.

b. SHAREHOLDER SERVICES AGREEMENT:

Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc. (Investor Services) the Fund pays costs on a per shareholder account basis. Shareholder servicing costs incurred by the Fund for the year ended April 30, 1997, aggregated $108,128 of which $104,490 was paid to Investor Services.

c. DISTRIBUTION PLANS AND UNDERWRITING AGREEMENT:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors) in an amount up to a maximum of 0.25% per annum for Class I and 1.00% per annum for Class II of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of the Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Fund, Distributors received commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the Fund's shares, and as such are not expenses of the Fund. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors, the amounts paid to other dealers and any applicable contingent deferred sales charge (CDSC) for the year ended April 30, 1997, were as follows:

                                                           Class I     Class II
                                                          --------      -------
  Total commissions received, including CDSC..........   $2,420,327    $495,316
  Paid to other dealers...............................   $2,264,991    $973,945
  CDSC................................................  $        --     $ 6,832

d. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONS:

Certain officers and directors of the Fund are also officers and/or directors of Distributors, FT Services, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc.


6. RESTRICTED SECURITIES

A restricted security is a security which has not been registered with the Securities Exchange Commission pursuant to the Securities Act of 1933. The Fund may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Fund values these restricted securities as disclosed in Note 1. At April 30, 1997, the Fund held the following restricted security representing 2.44% of the Fund's net assets:

 Shares  Security                      Acquisition Date  Cost         Value
------   ----------------------------  ----------------  -----------  -----
433,023  Pacific Retail Trust .......  8/30/96           $4,932,335   $5,196,276


7. FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding throughout each period are as follows:

                                                           Year ended        Year ended       Year  ended      January 3, 1994**
                                                         April 30, 1997    April 30, 1996    April 30, 1995    to April 30,1994
                                                        ----------------  ----------------  ----------------  ------------------

CLASS I SHARES:
PER SHARE OPERATING PERFORMANCE*****
Net asset value at beginning of period ..................    $12.64            $10.58           $10.92          $10.00
                                                            ---------       -------------    -------------    -----------
Net investment income ...................................      0.49              0.43             0.39            0.06
Net realized & unrealized gain (loss) on securities .....      2.770             2.100           (0.450)          0.860
                                                            ---------       -------------    -------------    -----------
Total from investment operations ........................      3.260             2.530           (0.060)          0.920
                                                            ---------       -------------    -------------    -----------
Distributions from net investment income ................     (0.360)           (0.470)          (0.280)           --
Distributions from realized capital gains ...............     (0.100)             --               --              --
                                                            ---------       -------------    -------------    -----------
Total distributions......................................     (0.460)           (0.470)          (0.280)           --
                                                            ---------       -------------    -------------    -----------

Net asset value at end of period ........................    $15.44            $12.64           $10.58          $10.92
                                                            =========       =============     ============    ===========
TOTAL RETURN+ ...........................................     25.97%            24.25%           (0.48%)          9.20%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in 000's) ..................   $153,520           $33,634          $16,694          $5,634
Ratio of expenses to average net assets++ ...............      0.98%             0.67%            0.25%           0.25%*
Ratio of expenses to average net assets (excluding
 waiver and payments by Manager) (Note 5) ...............      1.09%             1.24%            1.40%           2.91%*
Ratio of net investment income to average net assets ....      3.88%             4.38%            4.86%           3.19%*
Portfolio turnover rate .................................      6.80%            14.40%            3.74%            --
Average commission rate+++ ..............................      0.0576            0.0575            --              --


CLASS II SHARES:***
PER SHARE OPERATING PERFORMANCE*****
Net asset value at beginning of period ...............       $12.56            $10.58
                                                            ---------         ---------

Net investment income ................................         0.43              0.44
Net realized & unrealized gain on securities .........         2.683             1.995
                                                            ---------         ---------
Total from investment operations .....................         3.113             2.435
                                                            ---------         ---------
Distributions from net investment income .............        (0.313)          (0.455)
Distributions from realized capital gains ............        (0.100)            --
                                                            ---------         ---------
Total distributions...................................        (0.413)          (0.460)
                                                            ---------         ---------
Net asset value at end of period .....................       $15.26           $12.56
                                                            =========         =========
TOTAL RETURN+.........................................        24.94%           23.21%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in 000's) ...............      $58,540            $6,282
Ratio of expenses to average net assets++ ............         1.75%            1.41%
Ratio of expenses to average net assets (excluding
 waiver by Manager) (Note 5) .........................         1.86%            1.98%
Ratio of net investment income to average net assets .         2.92%            3.65%
Portfolio turnover rate ..............................         6.80%           14.40%
Average commission rate+++............................         0.0576           0.0575


7. FINANCIAL HIGHLIGHTS (cont.)

                                                        January 1, 1997****
                                                        to April 30, 1997
                                                        -------------------
Advisor Class Shares:
Per Share Operating Performance*****
Net asset value at beginning of period .............       $15.30
                                                        -------------

Net investment income ..............................         0.18
Net realized & unrealized gain on securities........        (0.030)
                                                        -------------
Total from investment operations ...................         0.150
                                                        -------------
Net asset value at end of period ...................       $15.45
                                                        =============
Total Return+.......................................         0.98%
Ratios/Supplemental Data
Net assets at end of period (in 000's)..............         $625
Ratio of expenses to average net assets++...........         0.75%*
Ratio of expenses to average net assets

 (excluding waiver by Manager) (Note 5).............         0.86%*
Ratio of net investment income to average net assets         3.44%*
Portfolio turnover rate ............................         6.80%
Average commission rate+++..........................         0.0576

+Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.
++During the year, Advisers agreed in advance to waive a portion of its management fees and made payments of other expenses.
+++Represents the average broker commission rate per share paid by the fund in connection with the execution of the Fund's portfolio transactions in equity securities.
*Annualized
**Effective date of registration.
***Effective date of Class II shares was May 1, 1995.
****Effective date of Advisor Class shares.
*****For the period ending April 30, 1997, per share amounts have been calculated using the daily average shares outstanding.


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates the following percentage of ordinary income dividends paid (including short-term capital gains distributions, if any) as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1997: 13.00%.

FRANKLIN REAL ESTATE SECURITIES FUND

REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees of Franklin Real Estate Securities Trust:

We have audited the accompanying statement of assets and liabilities of the Franklin Real Estate Securities Trust, including the statement of investments in securities and net assets, as of April 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Real Estate Securities Trust as of April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


San Francisco, California
June 10, 1997


Franklin Real Estate Securities Fund Annual Report April 30, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304 (a)OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the U.S geographic allocation of the fund's securities on April 30, 1997, based on total net assets.

U.S. Geographic Allocation on April 30, 1997

National                            36.6%
Southeast                           21.0%
Southwest                           14.1%
Northwest                            8.4%
Northeast                            6.5%
Midwest                              6.4%
Cash & Equivalents                   7.0%

GRAPHIC MATERIAL (2)

This chart shows in pie format the property-type allocation of the fund's securities on April 30, 1997, based on total net assets.

Property-Type Allocation on April 30, 1997

Hotels                              19.9%
Apartments                          18.5%
Industrial                          10.3%
Storage                              7.0%
Office                               6.9%
Retail-Community Centers             6.8%
Other/Mix                            6.5%
Retail-Regional Malls                6.2%
Health Care                          4.0%
Home Builders                        3.2%
Residential Communities              3.0%
Retail-Outlet Centers                0.7%
Cash & Equivalents                   7.0%

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Real Estate Securities Fund Class I shares to that of the S&P 500 Stock Index and the Wilshire Real Estate Securities Index, based on a $10,000 investment from 1/3/94 to 4/30/97.

Period Ending     Fund        S&P500      Wilshire Real Estate

             FRANKLIN REAL
           ESTATE SECURITIES
   DATE           FUND        S&P 500   WILSHIRE REAL EST.
  1/3/94        $9,551        $10,000        $10,000
 1/31/94        $9,790        $10,340        $10,300
 2/28/94        $10,334       $10,060        $10,721
 3/31/94        $10,201       $9,621         $10,225
 4/30/94        $10,430       $9,744         $10,339
 5/31/94        $10,621       $9,904         $10,554
 6/30/94        $10,392       $9,661         $10,347
 7/31/94        $10,382       $9,978         $10,370
 8/31/94        $10,401       $10,387        $10,363
 9/30/94        $10,267       $10,134        $10,190
 10/31/94       $9,943        $10,362         $9,817
 11/30/94       $9,589        $9,985          $9,433
 12/31/94       $10,468       $10,133        $10,164
 1/31/95        $10,125       $10,395         $9,836
 2/28/95        $10,302       $10,800        $10,144
 3/31/95        $10,400       $11,119        $10,203
 4/30/95        $10,380       $11,446        $10,129
 5/31/95        $10,782       $11,904        $10,464
 6/30/95        $10,969       $12,180        $10,647
 7/31/95        $11,214       $12,584        $10,818
 8/31/95        $11,459       $12,616        $10,950
 9/30/95        $11,773       $13,148        $11,151
 10/31/95       $11,538       $13,101        $10,806
 11/30/95       $11,714       $13,676        $10,918
 12/31/95       $12,356       $13,940        $11,551
 1/31/96        $12,673       $14,414        $11,711
 2/29/96        $12,836       $14,548        $11,943
 3/31/96        $12,856       $14,688        $12,039
 4/30/96        $12,897       $14,904        $12,094
 5/31/96        $13,203       $15,288        $12,363
 6/30/96        $13,336       $15,346        $12,611
 7/31/96        $13,264       $14,668        $12,498
 8/31/96        $13,887       $14,977        $13,029
 9/30/96        $14,295       $15,821        $13,355
 10/31/96       $14,581       $16,257        $13,717
 11/30/96       $15,040       $17,486        $14,286
 12/31/96       $16,373       $17,140        $15,811
 1/31/97        $16,583       $18,211        $16,037
 2/28/97        $16,562       $18,353        $16,046
 3/31/97        $16,667       $17,599        $16,101
 4/30/97        $16,246       $18,650        $15,581


GRAPHIC MATERIAL (4)

The following line graph hypothetically compares the performance of the Franklin Real Estate Securities Fund Class II shares to that of the S&P 500 Stock Index and the Wilshire Real Estate Securities Index, based on a $10,000 investment from 5/1/95 to 4/30/97.

Period Ending     Fund        S&P500      Wilshire Real Estate

               FRANKLIN REAL
                  ESTATE                    WILSHIRE REAL
   DATE       SECURITIES Fund  S&P 500         EST.

  5/1/95        $9,897        $10,000        $10,000
 5/31/95       $10,262        $10,400        $10,331
 6/30/95       $10,439        $10,641        $10,511
 7/31/95       $10,654        $10,995        $10,680
 8/31/95       $10,888        $11,022        $10,810
 9/30/95       $11,178        $11,487        $11,009
 10/31/95      $10,953        $11,446        $10,668
 11/30/95      $11,103        $11,948        $10,779
 12/31/95      $11,709        $12,179        $11,404
 1/31/96       $11,991        $12,593        $11,561
 2/29/96       $12,146        $12,710        $11,790
 3/31/96       $12,165        $12,832        $11,886
 4/30/96       $12,194        $13,021        $11,939
 5/31/96       $12,476        $13,357        $12,206
 6/30/96       $12,583        $13,407        $12,450
 7/31/96       $12,515        $12,815        $12,339
 8/31/96       $13,088        $13,085        $12,863
 9/30/96       $13,466        $13,822        $13,185
 10/31/96      $13,728        $14,203        $13,542
 11/30/96      $14,156        $15,277        $14,104
 12/31/96      $15,395        $14,975        $15,609
 1/31/97       $15,585        $15,911        $15,832
 2/28/97       $15,555        $16,035        $15,842
 3/31/97       $15,635        $15,376        $15,896
 4/30/97       $15,236        $16,294        $15,382